Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: May 2011

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X	Debtors' Bank Reconciliations Attached	
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements		X	Included with AttachedDebtors' Bank Reconcilations	
Cash disbursements journals		X	Included with Attached Debtors' Bank Reconcilations	
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt		X	Copy of IRS Form 941 attached	
Copies of tax returns filed during reporting period		X		
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature] 6/29/11
Signature of Debtor — Date

Signature of Joint Debtor — Date

[signature] 6/29/11
Signature of Authorized Individual* — Date

John Perry — CFO
Printed Name of Authorized Individual — Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

(amounts in $000)

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE	
	RASER OPERATING	LIGHTNING DOCK	THERMO NO. 1	INTERMOUNTAIN RENEWABLE	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	129	21	56	1	207	184	207	184
RECEIPTS								
CASH SALES			380		380	380	380	380
ACCOUNTS RECEIVABLE					0		0	0
LOANS AND ADVANCES	750				750	2,750	750	2,750
SALE OF ASSETS					0		0	0
OTHER (ATTACH LIST)	9				9		9	0
TRANSFERS (FROM DIP ACCTS)					0		0	0
					0		0	0
TOTAL RECEIPTS	759	0	380	0	1,139	3,130	1,139	3,130
DISBURSEMENTS								
PAYROLL	219		0		219	159	219	159
					0	62	0	62
SALES, USE, & OTHER TAXES	6				6	2	6	2
INVENTORY PURCHASES					0		0	0
SECURED/ RENTAL/ LEASES	10		17		27	132	27	132
INSURANCE	402		52		454	446	454	449 x
ADMINISTRATIVE	36		3		39	66	39	66
SELLING					0		0	0
OTHER								
POWER PLANT SYSTEM OPERATING COSTS			159		159	146	159	146
POWER PLANT REPAIR AND MAINTENANCE			24		24	23	24	23
LIGHTNING DOCK		3			3	10	3	10
TRANSFERS BETWEEN BANK ACCOUNTS - (TO) / FROM	-127	-2	129		1		1	0
PROFESSIONAL FEES	3				3	421	3	421 x
OUTSIDE SERVICES	25		1		26		26	0
U.S. TRUSTEE QUARTERLY FEES					0		0	0
COURT COSTS					0		0	0
TOTAL DISBURSEMENTS	574	2	385	0	960	1,470	960	1,470
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	185	-2	-5	0	179	1,660	179	1,660
CASH - END OF MONTH	314	19	51	1	385	1,844	385	1,844

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS TO NON-DEBTORS	960
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	960

NOTE:
THERMO NO. 1 CASH ACCOUNT REQUIRES MINIMUM BALANCE OF $50,000

BANK RECONCILIATIONS INCLUDING BANK STATEMENTS AND CASH DISBURSEMENTS JOURNALS

FOR RASER TECHNOLOGIES OPERATING COMPANY, INC

raser TECHNOLOGIES [redacted]

Cash Management

Bank Account Reconciliation Register - Summary

Bank Account:	Zions Main Checking – Raser Technologies Operating Inc, includes Sweep Account
Account No:	041039165
Statement Date:	5/31/2011

Cleared		Outstanding	
Starting Statement Balance	179,696.77	Ending Statement Balance	332,212.02
Cleared Debits	874,175.22	Outstanding Debits	0.00
Cleared Credits	-721,659.97	Outstanding Credits	-17,891.16
Subtotal	332,212.02	Ending Total	314,320.86
Ending Statement Total	332,212.02	Book Balance	314,320.86
Variance	0.00	Variance	0.00

raser TECHNOLOGIES

Raser Technologies Operating Co

Outstanding checks

Cash Management

Bank Account Activity Report - Detail

Tran Date	Tran Type	Post Date	Tran	Description	Debit	Credit	Status
Bank: ZIONS							
12/31/2007	Check	12/31/2007	0000010768-CK	Freedom Charter & Limousine,LLC	0.00	70.00	Outstanding
1/25/2008	Check	1/25/2008	0000011036-CK	Oregon Department of Water Quality	0.00	795.00	Outstanding
9/19/2008	Check	9/19/2008	0000013368-CK	Nye County Recorder Office	0.00	19.00	Outstanding
8/7/2009	Check	8/7/2009	0000015827-CK	Noble Designs, LLC	0.00	900.00	Outstanding
6/10/2010	Check	6/10/2010	0000017255-CK	Georgia Tech Applied Research Corp.	0.00	400.00	Outstanding
8/6/2010	Check	8/6/2010	0000017514-CK	Jim Rosser	0.00	528.89	Outstanding
4/20/2011	Check	4/20/2011	0000018333-CK	Affordable News Clips	0.00	90.00	Outstanding
4/27/2011	Check	4/27/2011	0000018366-CK	Korman Douglas Group	0.00	175.00	Outstanding
5/25/2011	Check	5/25/2011	0000018397-CK	American Legal Claim Services	0.00	3,263.75	Outstanding
5/27/2011	Check	5/27/2011	0000018400-CK	AFCO	0.00	1,613.48	Outstanding
5/27/2011	Check	5/27/2011	0000018401-CK	Aflac	0.00	188.98	Outstanding
5/27/2011	Check	5/27/2011	0000018402-CK	Alltel	0.00	318.80	Outstanding
5/27/2011	Check	5/27/2011	0000018403-CK	Ameritas Dental	0.00	1,194.18	Outstanding
5/27/2011	Check	5/27/2011	0000018404-CK	De Lage Landen	0.00	983.12	Outstanding
5/27/2011	Check	5/27/2011	0000018405-CK	DirectPointe, Inc.	0.00	3,700.02	Outstanding
5/27/2011	Check	5/27/2011	0000018407-CK	FedEx	0.00	194.06	Outstanding
5/27/2011	Check	5/27/2011	0000018408-CK	Integra Telecom	0.00	1,312.84	Outstanding
5/27/2011	Check	5/27/2011	0000018409-CK	Korman Douglas Group	0.00	550.00	Outstanding
5/27/2011	Check	5/27/2011	0000018410-CK	Lauder's Cubicle Connection	0.00	206.80	Outstanding
5/27/2011	Check	5/27/2011	0000018411-CK	Pitney Bowes	0.00	9.68	Outstanding
5/27/2011	Check	5/27/2011	0000018412-CK	Watchman Self Storage	0.00	189.00	Outstanding
5/27/2011	Check	5/27/2011	0000018413-CK	Workers Compensation Fund	0.00	1,188.56	Outstanding
Bank: ZIONS					0.00	17,891.16	

Run Date: 6/27/2011 10:58:28 AM

Business Date: 5/31/2011

ZIONS BANK®

P.O. Box 30709, Salt Lake City, UT 84130-0709

Statement of Accounts

This Statement: May 31, 2011
Last Statement: April 29, 2011

Primary Account 082396003

P38252 05-0000-ZFH-PC0023-00000
0038214 01 AV 0.337 **AUTO I7 0 1552 84604-568650

RASER TECHNOLOGIES OPERATING COMPANY INC
5152 EDGEWOOD DR STE 200
PROVO UT 84604-5686

DIRECT INQUIRIES TO:
Treasury Management
Customer Service
1-800-726-7503

Investments Department
1 South Main
Salt Lake City, UT 84111-1904

WE HAVEN'T FORGOTTEN WHO KEEPS US IN BUSINESS. ®

Funds in the Gold International Account are deposits of the Zions Grand Cayman Branch, and are NOT insured or guaranteed by the FDIC or any other government entity or agency.

SUMMARY OF ACCOUNT BALANCE

Account Type	*Account Number*	*Ending Balance*	*Outstanding Balances Owed*
Gold International Sweep	082396003	$332,212.02	

GOLD INTERNATIONAL SWEEP 082396003

282 0

Previous Balance	*Credits*	*Debits*	*Ending Balance*
178,748.77	11,073,457.87	10,919,994.62	332,212.02

22 CREDITS

Date	*Amount*	*Description*
05/02	175,697.95	SWEEP TRANSFER CREDIT 0041039165
05/03	173,993.49	SWEEP TRANSFER CREDIT 0041039165
05/04	903,031.11	SWEEP TRANSFER CREDIT 0041039165
05/05	901,895.83	SWEEP TRANSFER CREDIT 0041039165
05/06	891,148.67	SWEEP TRANSFER CREDIT 0041039165
05/09	889,960.11	SWEEP TRANSFER CREDIT 0041039165
05/10	735,214.39	SWEEP TRANSFER CREDIT 0041039165
05/11	735,214.39	SWEEP TRANSFER CREDIT 0041039165
05/12	735,214.39	SWEEP TRANSFER CREDIT 0041039165
05/13	733,867.21	SWEEP TRANSFER CREDIT 0041039165
05/16	444,904.83	SWEEP TRANSFER CREDIT 0041039165
05/17	434,826.18	SWEEP TRANSFER CREDIT 0041039165
05/18	434,423.18	SWEEP TRANSFER CREDIT 0041039165
05/19	318,632.91	SWEEP TRANSFER CREDIT 0041039165
05/20	321,221.26	SWEEP TRANSFER CREDIT 0041039165
05/23	449,748.60	SWEEP TRANSFER CREDIT 0041039165
05/24	449,348.60	SWEEP TRANSFER CREDIT 0041039165
05/25	341,578.25	SWEEP TRANSFER CREDIT 0041039165
05/26	336,578.25	SWEEP TRANSFER CREDIT 0041039165
05/27	334,746.25	SWEEP TRANSFER CREDIT 0041039165
05/31	331,948.11	SWEEP TRANSFER CREDIT 0041039165
05/31	263.91	INTEREST PAYMENT 0051023139

21 DEBITS

Date	Amount	Description
05/02	178,748.77	INVESTMENT SWEEP G INTL 0041039165 REF # 011122004198044 1102906597
05/03	175,697.95	INVESTMENT SWEEP G INTL 0041039165 REF # 011123004948553 1103005526
05/04	173,993.49	INVESTMENT SWEEP G INTL 0041039165 REF # 011124005529514 1102906344
05/05	903,031.11	INVESTMENT SWEEP G INTL 0041039165 REF # 011125006309611 1102204557
05/06	901,895.83	INVESTMENT SWEEP G INTL 0041039165 REF # 011126006855909 1102103813
05/09	891,148.67	INVESTMENT SWEEP G INTL 0041039165 REF # 011129007464831 1102604322
05/10	889,960.11	INVESTMENT SWEEP G INTL 0041039165 REF # 011130008025751 1102810656
05/11	735,214.39	INVESTMENT SWEEP G INTL 0041039165 REF # 011131008506184 1103006876
05/12	735,214.39	INVESTMENT SWEEP G INTL 0041039165 REF # 011132009168323 1102703556
05/13	735,214.39	INVESTMENT SWEEP G INTL 0041039165 REF # 011133009672758 1102603580
05/16	733,867.21	INVESTMENT SWEEP G INTL 0041039165 REF # 011136010333073 1102206312
05/17	444,904.83	INVESTMENT SWEEP G INTL 0041039165 REF # 011137000878067 1102504073
05/18	434,826.18	INVESTMENT SWEEP G INTL 0041039165 REF # 011138001339383 1102606017
05/19	434,423.18	INVESTMENT SWEEP G INTL 0041039165 REF # 011139001943168 1102703594
05/20	318,632.91	INVESTMENT SWEEP G INTL 0041039165 REF # 011140002448330 1102404132
05/23	321,221.26	INVESTMENT SWEEP G INTL 0041039165 REF # 011143003025938 1102804793
05/24	449,748.60	INVESTMENT SWEEP G INTL 0041039165 REF # 011144003511356 1102703791
05/25	449,348.60	INVESTMENT SWEEP G INTL 0041039165 REF # 011145003945110 1104105154
05/26	341,578.25	INVESTMENT SWEEP G INTL 0041039165 REF # 011146004606312 1102703641
05/27	336,578.25	INVESTMENT SWEEP G INTL 0041039165 REF # 011147005197009 1103003973
05/31	334,746.25	INVESTMENT SWEEP G INTL 0041039165 REF # 011151005894146 1102805195

DAILY BALANCES

Date	Balance	Date	Balance	Date	Balance
05/02	175,697.95	05/11	735,214.39	05/20	321,221.26
05/03	173,993.49	05/12	735,214.39	05/23	449,748.60
05/04	903,031.11	05/13	733,867.21	05/24	449,348.60
05/05	901,895.83	05/16	444,904.83	05/25	341,578.25
05/06	891,148.67	05/17	434,826.18	05/26	336,578.25
05/09	889,960.11	05/18	434,423.18	05/27	334,746.25
05/10	735,214.39	05/19	318,632.91	05/31	332,212.02

INTEREST

Interest Earned This Period	$263.91	Number Of Days This Period	32
Interest Paid Year-To-Date 2011	$1,238.98		

Current interest rate is 0.500%

Interest rate changes this period:

Date	New Interest Rate
05/04	0.650%
05/16	0.500%

ZIONS BANK®

P.O. Box 30709, Salt Lake City, UT 84130-0709

This Statement: May 31, 2011
Last Statement: April 29, 2011

Primary Account 041039165

P38071 05-0000-ZFN-PG0023-00033
0038033 01 AV 0.337 **AUTO T6 0 1552 84604-568650

RASER TECHNOLOGIES OPERATING COMPANY INC
5152 EDGEWOOD DR STE 200
PROVO UT 84604-5686

For 24-hour account information, please contact:

1-800-789-BANK (2265)

Orem Office
462 West 800 North
Orem, UT 84057-3726

WE HAVEN'T FORGOTTEN WHO KEEPS US IN BUSINESS. ®

SUMMARY OF ACCOUNT BALANCE

Account Type	*Account Number*	*Checking/Savings Ending Balance*	*Outstanding Balances Owed*
Commercial Checking	041039165	$0.00	

COMMERCIAL CHECKING 041039165

105 33

Previous Balance	*Deposits/Credits*	*Charges/Debits*	*Checks Processed*	*Ending Balance*
948.00	11,792,822.25	11,409,667.90	384,102.35	0.00

24 DEPOSITS/CREDITS

Date	*Amount*	*Description*
05/02	178,748.77	INVESTMENT SWEEP G INTL 0082396003 REF # 011122004198349 1102906140
05/03	175,697.95	INVESTMENT SWEEP G INTL 0082396003 REF # 011123004948832 1103005104
05/04	735,000.00	WIRE/IN-2011050400004280;ORG RASER TECHNOLOGIES INC 1301201984
05/04	173,993.49	INVESTMENT SWEEP G INTL 0082396003 REF # 011124005529789 1102905921
05/05	903,031.11	INVESTMENT SWEEP G INTL 0082396003 REF # 011125006310085 1102204135
05/06	901,895.83	INVESTMENT SWEEP G INTL 0082396003 REF # 011126006856180 1102103388
05/09	891,148.67	INVESTMENT SWEEP G INTL 0082396003 REF # 011129007465106 1102603895
05/10	889,960.11	INVESTMENT SWEEP G INTL 0082396003 REF # 011130008026021 1102810234
05/11	735,214.39	INVESTMENT SWEEP G INTL 0082396003 REF # 011131008506455 1103006448
05/12	735,214.39	INVESTMENT SWEEP G INTL 0082396003 REF # 011132009168597 1102703126
05/13	735,214.39	INVESTMENT SWEEP G INTL 0082396003 REF # 011133009673029 1102603155
05/16	733,867.21	INVESTMENT SWEEP G INTL 0082396003 REF # 011136010333342 1102205888
05/17	444,904.83	INVESTMENT SWEEP G INTL 0082396003 REF # 011137000878333 1102503646
05/17	8,555.79	DEPOSIT 9494480406
05/18	434,826.18	INVESTMENT SWEEP G INTL 0082396003 REF # 011138001339659 1102605595
05/19	434,423.18	INVESTMENT SWEEP G INTL 0082396003 REF # 011139001943440 1102703171
05/20	318,632.91	INVESTMENT SWEEP G INTL 0082396003 REF # 011140002448597 1102403707
05/23	321,221.26	INVESTMENT SWEEP G INTL 0082396003 REF # 011143003026203 1102804367
05/23	129,271.84	WIRE/IN-2011052300005481;ORG THERMO NO. 1 BE-01 LLC5152 NORT 1301002440
05/24	449,748.60	INVESTMENT SWEEP G INTL 0082396003 REF # 011144003511623 1102703371
05/25	449,348.60	INVESTMENT SWEEP G INTL 0082396003 REF # 011145003945378 1104104730
05/26	341,578.25	INVESTMENT SWEEP G INTL 0082396003 REF # 011146004606588 1102703214
05/27	336,578.25	INVESTMENT SWEEP G INTL 0082396003 REF # 011147005197280 1103003544
05/31	334,746.25	INVESTMENT SWEEP G INTL 0082396003 REF # 011151005894423 1102804766

33 CHARGES/DEBITS

Date	*Amount*	*Description*
05/02	175,697.95	SWEEP TRANSFER DEBIT 0082396003
05/02	1,288.82	UTAH801/297-7703 TAX PA *******04 REF # 011122004042081 1103002952
05/03	173,993.49	SWEEP TRANSFER DEBIT 0082396003
05/03	2,276.46	ADP TX/FINCL SVC ADP - 06X3V 042917V01REF # 011122004719951 1103093032
05/04	903,031.11	SWEEP TRANSFER DEBIT 0082396003
05/05	901,895.83	SWEEP TRANSFER DEBIT 0082396003

Continued ...

Date	Amount	Description
05/06	891,148.67	SWEEP TRANSFER DEBIT 0082396003
05/06	10,519.21	WIRE/OUT-2011050600005687;BNF THOMAS PETROLEUM 1301202528
05/06	227.95	ADP PAYROLL FEES ADP - 10X3V 6061144REF # 011125006322900 1102143952
05/09	889,960.11	SWEEP TRANSFER DEBIT 0082396003
05/10	735,214.39	SWEEP TRANSFER DEBIT 0082396003
05/10	89,552.07	WIRE/OUT-2011051000005757;BNF AUTOMATIC DATA PROCESSING;OBI 1301002600
05/10	44,921.55	WIRE/OUT-2011051000005552;BNF AUTOMATIC DATA PROCESSING;OBI 1301002512
05/11	735,214.39	SWEEP TRANSFER DEBIT 0082396003
05/12	735,214.39	SWEEP TRANSFER DEBIT 0082396003
05/13	733,867.21	SWEEP TRANSFER DEBIT 0082396003
05/16	444,904.83	SWEEP TRANSFER DEBIT 0082396003
05/17	434,826.18	SWEEP TRANSFER DEBIT 0082396003
05/18	434,423.18	SWEEP TRANSFER DEBIT 0082396003
05/19	318,632.91	SWEEP TRANSFER DEBIT 0082396003
05/19	78,950.00	WIRE/OUT-2011051900001035;BNF BEECHER CARLSON MASTER TRUST 1301100508
05/20	321,221.26	SWEEP TRANSFER DEBIT 0082396003
05/20	234.65	ADP PAYROLL FEES ADP - 10X3V 6602152REF # 011139002002170 1102448570
05/23	449,748.60	SWEEP TRANSFER DEBIT 0082396003
05/23	744.50	ANALYSIS SERVICE FEE
05/24	449,348.60	SWEEP TRANSFER DEBIT 0082396003
05/25	341,578.25	SWEEP TRANSFER DEBIT 0082396003
05/25	73,953.73	WIRE/OUT-2011052500006562;BNF ADP PAYROLL DEPOSIT CUSTODIAL; 1300902970
05/25	28,914.22	WIRE/OUT-2011052500006981;BNF CREDIT TO ADP PAYROLL DEPOSIT; 1300903160
05/25	4,890.78	WIRE/OUT-2011052500005132;BNF ADP PAYROLL DEPOSIT CUSTODIAL; 1300902280
05/26	336,578.25	SWEEP TRANSFER DEBIT 0082396003
05/27	334,746.25	SWEEP TRANSFER DEBIT 0082396003
05/31	331,948.11	SWEEP TRANSFER DEBIT 0082396003

32 CHECKS PROCESSED

Number	Date	Amount	Number	Date	Amount	Number	Date	Amount
0	05/27	1,832.00	18378*	05/16	188.98	18390	05/18	403.00
18306*	05/17	38.63	18379	05/13	1,347.18	18391	05/17	3,075.06
18317*	05/04	400.00	18380	05/10	20,272.10	18392	05/19	678.59
18331*	05/05	576.21	18381	05/09	1,188.56	18393	05/17	30.23
18344*	05/03	75.00	18382	05/19	1,688.02	18394	05/17	60.52
18347*	05/04	54.38	18384*	05/19	188.98	18395	05/19	5,600.00
18360*	05/19	33,333.00	18385	05/19	1,083.68	18396	05/24	400.00
18361	05/05	559.07	18386	05/25	11.62	18398*	05/31	25.00
18371*	05/04	5,750.00	18387	05/16	286,912.00	18399	05/26	5,000.00
18372	05/16	1,830.80	18388	05/16	30.60	18406*	05/31	2,773.14
18374*	05/02	1,821.00	18389	05/17	6,875.00			

** Not in check sequence*

AGGREGATE OVERDRAFT AND RETURNED ITEM FEES

	Total for This Period	Total Year-to-Date
Total Overdraft Fees	$0.00	$0.00
Total Returned Item Fees	$0.00	$0.00

DAILY BALANCES

Date	Balance	Date	Balance	Date	Balance
05/02	889.00	05/11	0.00	05/20	0.00
05/03	242.00	05/12	0.00	05/23	0.00
05/04	0.00	05/13	0.00	05/24	0.00
05/05	0.00	05/16	0.00	05/25	0.00
05/06	0.00	05/17	8,555.00	05/26	0.00
05/09	0.00	05/18	8,555.00	05/27	0.00
05/10	0.00	05/19	2,823.00	05/31	0.00



Processed 05/17/11 $8555.79


ZIONS BANK
CHECKING INTERNAL DEBIT
5/27/11
Sherry Smith
Richard Hart
emailed to transfer
to 04058363
Raser Tech
041039165
$ 1832.00

Processed 05/27/11 $1832.00


18306

Processed 05/17/11 $38.63 Ch# 18306


18317

Processed 05/04/11 $400.00 Ch# 18317


18331

Processed 05/05/11 $576.21 Ch# 18331


18344

Processed 05/03/11 $75.00 Ch# 18344


18347

Processed 05/04/11 $54.38 Ch# 18347


18360

Processed 05/19/11 $33333.00 Ch# 18360


18361

Processed 05/05/11 $559.07 Ch# 18361


18371

Processed 05/04/11 $5750.00 Ch# 18371


18372

Processed 05/16/11 $1830.80 Ch# 18372


18374

Processed 05/02/11 $1821.00 Ch# 18374


18378
Debtor in Possession

Processed 05/16/11 $188.98 Ch# 18378


18379
Debtor in Possession

Processed 05/13/11 $1347.18 Ch# 18379


18380
Debtor in Possession

Processed 05/10/11 $20272.10 Ch# 18380


18381
Debtor in Possession

Processed 05/09/11 $1188.56 Ch# 18381


18382
Debtor in Possession

Processed 05/19/11 $1688.02 Ch# 18382


18384
Debtor in Possession

Processed 05/19/11 $188.98 Ch# 18384


18385
Debtor in Possession

Processed 05/19/11 $1083.68 Ch# 18385


18386
Debtor in Possession

Processed 05/25/11 $11.62 Ch# 18386

ZIONS BANK

ACCOUNT # 0041039165

Debtor In Possession

Processed 05/16/11 $286912.00 Ch# 18387

Debtor In Possession

Processed 05/16/11 $30.60 Ch# 18388

Debtor In Possession

Processed 05/17/11 $6875.00 Ch# 18389

Debtor In Possession

Processed 05/18/11 $403.00 Ch# 18390

Debtor In Possession

Processed 05/17/11 $3075.06 Ch# 18391

Debtor In Possession

Processed 05/19/11 $678.59 Ch# 18392

Debtor In Possession

Processed 05/17/11 $30.23 Ch# 18393

Debtor In Possession

Processed 05/17/11 $60.52 Ch# 18394

Debtor In Possession

Processed 05/19/11 $5600.00 Ch# 18395

Debtor In Possession

Processed 05/24/11 $400.00 Ch# 18396

18398

RASER TECHNOLOGIES, INC.

Debtor in Possession

⑆018398⑆ ⑈124000054⑈ 041 03916 5⑆

Processed 05/31/11 $25.00 Ch# 18398

18399

RASER TECHNOLOGIES, INC.

Utah State Tax Commission

Debtor in Possession

⑆018399⑆ ⑈124000054⑈ 041 03916 5⑆ ⑆0000500000⑆

Processed 05/26/11 $5000.00 Ch# 18399

18406

RASER TECHNOLOGIES, INC.

197

Debtor in Possession

⑆018406⑆ ⑈124000054⑈ 041 03916 5⑆

Processed 05/31/11 $2773.14 Ch# 18406

Raser Technologies Operating Company, Inc.
Cash Disbursements
for the period May 1 - May 31, 2011
Account # 041039165

Date	Type			Description		
5/3/2011	Misc. Bank Credit	5/31/2011	0000000343-MC	April 30th 401K w/h		2,276.46
5/4/2011	Trustee Fees	5/4/2011	0000000000-EF	Wilmington Trust		15,000.00
5/6/2011	Check	5/13/2011	0000018384-CK	Aflac		188.98
5/6/2011	Check	5/25/2011	0000018397-CK	American Legal Claim Services		3,263.75
5/6/2011	Check	5/27/2011	0000018408-CK	Integra Telecom		1,312.84
5/6/2011	Check	5/27/2011	0000018412-CK	Watchman Self Storage		189.00
5/6/2011	EFT	5/6/2011	0000000000-EF	Beecher Carlson		78,950.00
5/6/2011	EFT	5/6/2011	0000000000-EF	Haycock Petroleum Company		10,519.21
5/6/2011	Misc. Bank Credit	5/31/2011	0000000344-MC	PR processing		227.95
5/10/2011	Check	5/10/2011	0000018382-CK	AFCO		1,688.02
5/10/2011	Check	5/13/2011	0000018389-CK	EsNet Riverwoods Properties, LLC		6,875.00
5/10/2011	Check	5/13/2011	0000018391-CK	FCF Benefits & Administration		3,075.06
5/10/2011	Misc. Bank Credit	5/31/2011	0000000345-MC	PR W/D net cks and garnsihment	**	89,552.07
5/10/2011	Misc. Bank Credit	5/31/2011	0000000346-MC	PR w/d for tax and 401K	**	44,921.55
5/13/2011	Check	5/27/2011	0000018400-CK	AFCO		1,613.48
5/13/2011	Check	5/13/2011	0000018385-CK	Ameritas Dental		1,083.68
5/13/2011	Check	5/27/2011	0000018403-CK	Ameritas Dental		1,194.18
5/13/2011	Check	5/23/2011	0000018396-CK	Cory Draper		400.00
5/13/2011	Check	5/27/2011	0000018405-CK	DirectPointe, Inc.		3,700.02
5/13/2011	Check	5/27/2011	0000018406-CK	FCF Benefits & Administration		2,773.14
5/13/2011	Check	5/6/2011	0000018379-CK	Lincoln National Life Insurance Co		1,347.18
5/13/2011	Check	5/13/2011	0000018392-CK	Michael Hayter		678.59
5/13/2011	Check	5/25/2011	0000018398-CK	New Mexico Office of the State Engineer		25.00
5/13/2011	Check	5/27/2011	0000018411-CK	Pitney Bowes		9.68
5/13/2011	Check	5/25/2011	0000018399-CK	Utah State Tax Commission		5,000.00
5/13/2011	Check	5/6/2011	0000018381-CK	Workers Compensation Fund		1,188.56
5/20/2011	Misc. Bank Credit	5/31/2011	0000000347-MC	PR Processing		234.65
5/23/2011	Check	5/13/2011	0000018390-CK	FSL/Eyemed		403.00
5/23/2011	Bank Charge	5/31/2011	0000000069-BC	Analysis fees		744.50
5/25/2011	Check	5/13/2011	0000018388-CK	Cory Draper		30.60
5/25/2011	Check	5/27/2011	0000018404-CK	De Lage Landen		983.12
5/25/2011	Check	5/27/2011	0000018409-CK	Korman Douglas Group		550.00
5/25/2011	Misc. Bank Credit	5/31/2011	0000000348-MC	PR W/H tax and 401K		28,914.22
5/25/2011	Misc. Bank Credit	5/31/2011	0000000349-MC	PR W/H net cks and garnishment		73,953.73
5/25/2011	Misc. Bank Credit	5/31/2011	0000000350-MC	2010 PR adj due		4,890.78
5/27/2011	Check	5/6/2011	0000018378-CK	Aflac		188.98
5/27/2011	Check	5/27/2011	0000018401-CK	Aflac		188.98
5/27/2011	Check	5/27/2011	0000018402-CK	Alltel		318.80
5/27/2011	Check	5/10/2011	0000018383-CK	Ameritest Inc.		1,083.68
5/27/2011	Check Reversal	5/10/2011	0000018383-CK	Ameritest Inc.		(1,083.68)
5/27/2011	Check	5/13/2011	0000018387-CK	Diversified Ins Technology Group		286,912.00
5/27/2011	Check	5/27/2011	0000018407-CK	FedEx		194.06
5/27/2011	Check	5/13/2011	0000018386-CK	Issa Amita		11.62
5/27/2011	Check	5/13/2011	0000018393-CK	JC Lloyd		30.23
5/27/2011	Check	5/27/2011	0000018410-CK	Lauder's Cubicle Connection		206.80
5/27/2011	Check	5/13/2011	0000018394-CK	Petty Cash - JC Lloyd		60.52
5/27/2011	Check	5/6/2011	0000018380-CK	Selecthealth		20,272.10
5/27/2011	Check	5/13/2011	0000018395-CK	Woodruff & Associates, LLC		5,600.00
5/27/2011	Check	5/27/2011	0000018413-CK	Workers Compensation Fund		1,188.56
5/27/2011	Misc. Bank Credit	5/31/2011	0000000351-MC	Transfer to Lightning Dock Account		1,832.00
						$ 704,762.65

** 5/15/2011 Payroll disbursements include $23,500 in court authorized moving expense payments

BANK RECONCILIATIONS INCLUDING BANK STATEMENTS AND CASH DISBURSEMENTS JOURNALS

FOR LIGHTNING DOCK

raser TECHNOLOGIES [redacted]

Cash Management

Bank Account Reconciliation Register - Summary

Bank Account: LDG Zion's checking (Lightning Dock)
Account No: 041058363
Statement Date: 5/31/2011

Cleared

Starting Statement Balance	24,448.59
Cleared Debits	1,832.00
Cleared Credits	-5,222.18
Subtotal	21,058.41
Ending Statement Total	21,058.41
Variance	0.00

Outstanding

Ending Statement Balance	21,058.41
Outstanding Debits	0.00
Outstanding Credits	-1,832.00
Ending Total	19,226.41
Book Balance	19,226.41
Variance	0.00

raser
TECHNOLOGIES

Lightning Dock Geothermal No.1 HI-01
Outstanding Checks

Cash Management

Bank Account Activity Report - Detail

Tran Date	Tran Type	Post Date	Tran	Description	Debit	Credit	Status
5/27/2011	Check	5/27/2011	0000001247-CK	C Meghan Starbuck	0.00	1,832.00	Outstanding

ZIONS BANK®

P.O. Box 30709, Salt Lake City, UT 84130-0709

This Statement: May 31, 2011
Last Statement: April 29, 2011

Primary Account 041058363

P37805 05-0200-ZIN-PG0023-00004
0037768 01 AV 0.337 **AUTO T6 0 1552 84604-568650

LIGHTNING DOCK GEOTHERMAL HI-01 LLC
JOHN T PERRY
RICHARD E HOLT
NICHOLAS GOODMAN
5152 EDGEWOOD DR STE 200
PROVO UT 84604-5686

For 24-hour account information, please contact:

1-800-789-BANK (2265)

Orem/wasatch Office
1220 South 800 East
Orem, UT 84097-7233

WE HAVEN'T FORGOTTEN WHO KEEPS US IN BUSINESS. ®

SUMMARY OF ACCOUNT BALANCE

Account Type	*Account Number*	*Checking/Savings Ending Balance*	*Outstanding Balances Owed*
Free Business Checking	041058363	$21,058.41	

FREE BUSINESS CHECKING 041058363

107 4

Previous Balance	*Deposits/Credits*	*Charges/Debits*	*Checks Processed*	*Ending Balance*
24,448.59	1,832.00	0.00	5,222.18	21,058.41

1 DEPOSIT/CREDIT

Date	*Amount*	*Description*
05/27	1,832.00	DEPOSIT 9494529660

0 CHARGES/DEBITS

There were no transactions this period.

3 CHECKS PROCESSED

Number	*Date*	*Amount*	*Number*	*Date*	*Amount*	*Number*	*Date*	*Amount*
1237	05/03	175.01	1245*	05/04	3,447.17	1246	05/13	1,600.00

** Not in check sequence*

AGGREGATE OVERDRAFT AND RETURNED ITEM FEES

	Total for This Period	*Total Year-to-Date*
Total Overdraft Fees	$0.00	$0.00
Total Returned Item Fees	$0.00	$0.00

DAILY BALANCES

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
05/03	24,273.58	05/13	19,226.41	05/27	21,058.41
05/04	20,826.41				


ZIONS BANK CHECKING INTERNAL CREDIT CREDIT

5/27/11

transfer from email
Richard Holt
From 041-139165

Lighting Deck

041058363 $ 1832.00

Processed 05/27/11 $1832.00


1237

Processed 05/03/11 $175.01 Ch# 1237


1245

Processed 05/04/11 $3447.17 Ch# 1245


Debtor in Possession

Processed 05/13/11 $1600.00 Ch# 1246

Lightning Dock Geothermal, LLC
Zion's Bank
Account # 041058363
May 2011 Cash Disbursements:

5/10/2011	Check	5/10/2011	0000001246-CK	C Meghan Starbuck	1,600.00
5/27/2011	Check	5/27/2011	0000001247-CK	C Meghan Starbuck	1,832.00
					3,432.00

BANK RECONCILIATIONS INCLUDING BANK STATEMENTS AND CASH DISBURSEMENTS JOURNALS

FOR THERMO NO 1

Thermo BE-01 (Thermo No. 1)
Bank Reconciliation
O&M Account
5/31/2011

Balance per Investment Statement		175,439.27
Deposits in Transit		-
Outstanding Transfers in transit		125,000.00
Adjusted Investment Statement		50,439.27
Beginning Balance Per Books		55,689.63
Cash Receipts		
Transfer in from Revenue Account	379,670.37	
Transfer in from Drilling Account		
Transfer in from Construction Account	-	
Interest Income	1.66	
Total		379,672.03
Cash Disbursements		
Draw #18 - 5/20/2011	384,862.39	
Wire Fees for erroneous wires	60.00	
Misc adj.	-	
Total		384,922.39
Balance per books		50,439.27
		-

Thermo No. 1 BE-01, LLC
Deutsche Bank O&M Account
Account # S28814.5
May 2011 Cash Disbursements:

5/23/2011	EFT	5/23/2011	0000000000-EF	Aaron LeBaron	0.00	113.00	Cleared
5/23/2011	EFT	5/23/2011	0000000000-EF	Basic Chemical Solutions	0.00	5,373.00	Cleared
5/23/2011	EFT	5/23/2011	0000000000-EF	Beecher Carlson	0.00	52,155.00	Cleared
5/23/2011	EFT	5/23/2011	0000000000-EF	CCI	0.00	18,243.49	Cleared
5/23/2011	EFT	5/23/2011	0000000000-EF	Enterprise Rent A Car	0.00	1,666.86	Cleared
5/23/2011	EFT	5/23/2011	0000000000-EF	Mike Gipson	0.00	1,651.79	Cleared
5/23/2011	EFT	5/23/2011	0000000000-EF	Mount Olympus Waters, Inc.	0.00	27.00	Cleared
5/23/2011	EFT	5/23/2011	0000000000-EF	Outpost Office Division of RSI	0.00	9,487.45	Cleared
5/31/2011	Bank Charge	5/31/2011	0000000001-BC	returned wire charges	0.00	60.00	Cleared
5/23/2011	EFT	5/23/2011	0000000000-EF	Rocky Mountain Power	0.00	33,521.55	Cleared
5/23/2011	EFT	5/23/2011	0000000000-EF	Rocky Mountain Power	0.00	125,000.00	Outstanding
5/23/2011	EFT	5/23/2011	0000000000-EF	Rollins Machine Incorporated	0.00	143.10	Cleared
5/23/2011	EFT	5/23/2011	0000000000-EF	Ryan Christensen	0.00	742.44	Cleared
5/23/2011	EFT	5/23/2011	0000000000-EF	South Central Communications	0.00	454.76	Cleared
5/23/2011	EFT	5/23/2011	0000000000-EF	Trust Lands Administration	0.00	3,846.00	Cleared
5/23/2011	EFT	5/23/2011	0000000000-EF	UniFirst Corporation	0.00	156.23	Cleared
5/23/2011	EFT	5/23/2011	0000000000-EF	WeatherBank, Inc.	0.00	625.00	Cleared
5/23/2011	EFT	5/23/2011	0000000000-EF	Wheeler Cat	0.00	2,383.88	Cleared
5/23/2011	Withdrawal	5/31/2011	0000000008-WD	Intercompany Transfer	0.00	129,271.84	Cleared
						384,922.39	

raser TECHNOLOGIES

Thermo No. 1 BE-01, LLC
Outstanding checks

Cash Management

Bank Account Activity Report - Detail

Tran Date	Tran Type	Post Date	Tran	Description	Debit	Credit	Status
5/23/2011	EFT	5/23/2011	0000000000-EF	Rocky Mountain Power	0.00	125,000.00	Outstanding

A Passion to Perform. Deutsche Bank

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 O&M ACCOUNT
Portfolio Number:	S28814.5
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Summary

Portfolio Market Value Summary as of 05/31/11		
Cash	$	124,970.00
Investments	$	50,469.27
Total Portfolio Value	$	175,439.27
YTD Dividends :	$	10.75
YTD Interest :	$	0.00
YTD Capital Gains/Losses :	$	0.00

Portfolio Cost Value Summary as of 05/31/11		
Cash	$	124,970.00
Investments	$	50,469.27
Total Portfolio Value	$	175,439.27

Cash Summary		
Beginning Balance	$	0.00
Receipts:		
Cash Receipts	$	158,461.55
Transfers In	$	379,670.37
Sale of Investments	$	125,030.00
Total Receipts	$	**663,161.92**

Disbursements:		
Purchase of Investments	$	119,807.98
Cash Disbursements	$	418,383.94
Dividends Reinvested	$	1.66
Total Disbursements	$	**(538,191.92)**
Closing Balance	$	**124,970.00**

For more information regarding your statement, please refer to the attached Disclosure Notice.

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 O&M ACCOUNT
Portfolio Number:	S28814.5
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Transaction Statement for the period of May 1, 2011 through May 31, 2011

DATE	Transaction Description	Cash	Face/Par	Cap Gain/Loss	Price	Cash Balance	Fund Balance
05/01						0.00	55,689.63
05/02	Dividend Reinvestment JP #283 Prime MMF Morgan CUSIP: 4812A2702 / ISIN: US4812A27020	0.00	1.65	0.00	0.00	0.00	55,691.29
05/23	Cash Transfer TRANSFER FROM REVENUE ACCOUNT	379,670.37	0.00	0.00	0.00	379,670.37	55,691.29
05/23	Funds Disbursement Debtor in Possession THERMO NO 1 REF 3/30 Paid To: AARON LEBARON CHECK # 9309 232826 ODA 000088030000 BANKREF C482938BBK052311 C482938BBK052311	(113.00)	0.00	0.00	0.00	379,557.37	55,691.29
05/23	Funds Disbursement BASIC CHEMICAL SOLUTIONS, LLC Receiving Bank: 026009593 BANK OF AMERICA, N.A., NY Beneficiary: 1499027691 BASIC CHEMICAL SOLUTIONS, LLC FED 0523B1Q8383C014065 BANKREF C482966OFD052311 C482966OFD052311	(5,373.00)	0.00	0.00	0.00	374,184.37	55,691.29
05/23	Funds Disbursement CCI Receiving Bank: 121002042 CALIFORNIA BANK AND TRUST Beneficiary: 3120075681 CCI FED 0523B1Q8383C014110 BANKREF C483009OFD052311 C483009OFD052311	(18,243.49)	0.00	0.00	0.00	355,940.88	55,691.29
05/23	Funds Disbursement BEECHER CARLSON/MASTER TRUST Receiving Bank: 121000248 WELLS FARGO BANK, NA Beneficiary: 2000016953071 BEECHER CARLSON\MASTER TRUST FED 0523B1Q8383C014125 BANKREF C483020OFD052311 C483020OFD052311	(52,155.00)	0.00	0.00	0.00	303,785.88	55,691.29
05/23	Funds Disbursement Debtor In Possession THERMO NO 1 REF 4/20 4/29 5/3-5/12 Paid To: RYAN CHRISTENSEN CHECK # 9309 232827 ODA 000088040000 BANKREF C483042BBK052311 C483042BBK052311	(742.44)	0.00	0.00	0.00	303,043.44	55,691.29

For more information regarding your statement, please refer to the attached Disclosure Notice.

A Passion to Perform. Deutsche Bank

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 O&M ACCOUNT
Portfolio Number:	S28814.5
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

DATE	Transaction Description	Cash	Face/Par	Cap Gain/Loss	Price	Cash Balance	Fund Balance
05/23	Funds Disbursement Debtor in Possession THERMO NO 1 REF: MAY 31-JUN E 30 Paid To ENTERPRISE RENT A CAR CHECK # 9309 232828 DDA 00008804M000 BANKREF C483047BBK052311 C483047BBK052311	$ (1,666.86) $	0.00 $	0.00 $	0.00 $	301,376.58 $	55,691.29
05/23	Funds Disbursement Debtor in Possession THERMO NO 1 REF: 4/18-4/30 5/2-5/13 Paid To MIKE GIPSON CHECK # 9309 232829 DDA 00008804Q000 BANKREF C483058BBK052311 C483058BBK052311	$ (1,651.79) $	0.00 $	0.00 $	0.00 $	299,724.79 $	55,691.29
05/23	Funds Disbursement OUTPOST OFFICE Receiving Bank: 121000248 WELLS FARGO BANK, NA Beneficiary: 4121254007 OUTPOST OFFICE FED 0523B1Q8383C014153 BANKREF C483089OFD052311 C483089OFD052311	$ (9,487.45) $	0.00 $	0.00 $	0.00 $	290,237.34 $	55,691.29
05/23	Funds Disbursement RASER TECHNOLOGIES Receiving Bank: 124000054 ZIONS FIRST NATIONAL BANK Beneficiary: 041039165 RASER TECHNOLOGIES FED 0523B1Q8383C014313 BANKREF C483279OFD052311 C483279OFD052311	$ (129,271.84) $	0.00 $	0.00 $	0.00 $	160,965.50 $	55,691.29
05/23	Funds Disbursement Debtor in Possession THERMO NO 1 REF: 10389865 0 50511 Paid To MOUNT OLYMPUS WATERS CHECK # 9309 232830 DDA 00008805T000 BANKREF C483287BBK052311 C483287BBK052311	$ (27.00) $	0.00 $	0.00 $	0.00 $	160,938.50 $	55,691.29
05/23	Funds Disbursement Debtor in Possession THERMO NO 1 REF: ID 24420 L EASE NO ML50856 Paid To TRUST LANDS ADMINISTRATION CHECK # 9309 232831 DDA 00008806S000 BANKREF C483322BBK052311 C483322BBK052311	$ (3,846.00) $	0.00 $	0.00 $	0.00 $	157,092.50 $	55,691.29

For more information regarding your statement, please refer to the attached Disclosure Notice.

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 O&M ACCOUNT
Portfolio Number:	S28814.5
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

DATE	Transaction Description		Cash	Face/Par	Cap Gain/Loss	Price	Cash Balance	Fund Balance
05/23	Funds Disbursement Debtor In Possession THERMO NO 1 REF: 352 026038 2 Paid To UNIFIRST CORPORATION CHECK # 9309 232832 DDA 00008806E000 BANKREF C483333BBK052311 C483333BBK052311	$	(156.23) $	0.00 $	0.00 $	0.00 $	156,936.27 $	55,691.29
05/23	Funds Disbursement Debtor in Possession THERMO NO 1 REF: 90325 11-0 5 Paid To WEATHERBANK CHECK # 9309 232833 DDA 00008806V000 BANKREF C483353BBK052311 C483353BBK052311	$	(625.00) $	0.00 $	0.00 $	0.00 $	156,311.27 $	55,691.29
05/23	Funds Disbursement Debtor In Possession THERMO NO 1 REF: MAY 2011 A cct # 0030413 Paid To SOUTH CENTRAL COMMUNICATIONS CHECK # 9309 232834 DDA 00008807A000 BANKREF C483422BBK052311 C483422BBK052311	$	(454.76) $	0.00 $	0.00 $	0.00 $	155,856.51 $	55,691.29
05/23	Funds Disbursement Debtor in Possession THERMO NO 1 REF: 20426 Paid To Rollins Machine Incorporated CHECK # 9309 232835 DDA 00008809B000 BANKREF C483444BBK052311 C483444BBK052311	$	(143.10) $	0.00 $	0.00 $	0.00 $	155,713.41 $	55,691.29
05/23	Funds Disbursement Debtor in Possession THERMO NO 1 REF: RSWE018245 03 Paid To Wheeler Cat CHECK # 9309 232836 DDA 00008809N000 BANKREF C483459BBK052311 C483459BBK052311	$	(2,383.88) $	0.00 $	0.00 $	0.00 $	153,329.53 $	55,691.29
05/23	Funds Disbursement ROCKY MOUNTAIN POWER Receiving Bank 021000021 JPMORGAN CHASE BANK NA Beneficiary: 000000032950 ROCKY MOUNTAIN POWER FED 0523B1Q8383C014608 BANKREF C4835510FD052311 C4835510FD052311	$	(33,521.55) $	0.00 $	0.00 $	0.00 $	119,807.98 $	55,691.29

For more information regarding your statement, please refer to the attached Disclosure Notice.

A Passion to Perform. Deutsche Bank

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 O&M ACCOUNT
Portfolio Number:	S28814.5
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

DATE	Transaction Description	Cash	Face/Par	Cap Gain/Loss	Price	Cash Balance	Fund Balance
05/24	Mutual Fund Purchase MF PURCHASE @ 1.00 JP #283-Prime MMF Morgan CUSIP: 4812A2702 / ISIN: US4812A27020	$ (119,807.98) $	119,807.98 $	0.00 $	1.00 $	0.00 $	175,499.27
05/26	Mutual Fund Sale Mutual Fund Sale @ 1.00 JP #283-Prime MMF Morgan CUSIP: 4812A2702 / ISIN: US4812A27020	125,000.00 $	(125,000.00) $	0.00 $	1.00 $	125,000.00 $	50,499.27
05/26	Funds Disbursement Pacificorp Receiving Bank: 021000021 JPMORGAN CHASE BANK, NA Beneficiary: 000000032950 Pacificorp FED 0526B1Q8383C016343 BANKREF C746148OFD052611 C746148OFD052611	$ (125,000.00) $	0.00 $	0.00 $	0.00 $	0.00 $	50,499.27
05/31	Wire Receipt MONEY TRANSFER RECEIPT: REM=00008B0AJ000 BB I-DB CASE 110523607451-001 RETURN OFYOUR PAYM ME NT CTL 483551 DD5/23/2011 FOR USD 33,521.55	$ 33,491.55 $	0.00 $	0.00 $	0.00 $	33,491.55 $	50,499.27
05/31	Mutual Fund Sale MF SALE @ 1.00 JP #283-Prime MMF Morgan CUSIP: 4812A2702 / ISIN: US4812A27020	$ 30.00 $	(30.00) $	0.00 $	1.00 $	33,521.55 $	50,469.27
05/31	Funds Disbursement Pacificorp Rocky Mountain Power Receiving Bank: 021000021 JPMORGAN CHASE BANK, NA Beneficiary: 5531896 Pacificorp FED 0531B1Q8383C025139 BANKREF C295618OFD053111 C295618OFD053111	(33,521.55) $	0.00 $	0.00 $	0.00 $	0.00 $	50,469.27
05/31	Wire Receipt MONEY TRANSFER RECEIPT: REM=00008A0K9000 BB I=DB CASE 110526607486-001 RETURN OFYOUR PAYM ME NT DATED 5/26/2011USD125,000.0 0 CTL 746148.	$ 124,970.00 $	0.00 $	0.00 $	0.00 $	124,970.00 $	50,469.27

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 O&M ACCOUNT
Portfolio Number:	S28814.5
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Investment Positions as of May 31, 2011

Description	Original Units	Cost	Current Units	Market Price	Yield	Market Value	Accrued Income	Moody Rating / S & P Rating
Cash BANK: USD	124,970.00	$124,970.00	124,970.00	$1.00	0.00%	$124,970.00	$0.00	n/a / N/A
JP #283-Prime MMF Morgan CUSIP: 4812A2702	50,469.27	$50,469.27	50,469.27	$1.00	0.01%	$50,469.27	$0.59	n/a / N/A
Total Portfolio	175,439.27	$175,439.27	175,439.27			$175,439.27	$0.59	

A Passion to Perform. Deutsche Bank

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 O&M ACCOUNT
Portfolio Number:	S28814.5
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Disclosure Notice:

Certain investments made for the Account(s) shown above may have been executed through Deutsche Bank Trust Company Americas (DBTCA), or an affiliate. Usual or customary charges may be included and retained by DBTCA, or an affiliate, as a part of the execution price. Trade confirmations are available upon customer request for no additional charge.

DBTCA provides a wide range of mutual fund investment options. The investment yield, fee structure, minimum investment amounts, as well as other important terms and conditions, vary from fund to fund. Please contact your Account Representative with any questions or to request a prospectus describing any of our mutual fund investment options.

If you are invested in a proprietary mutual fund, DBTCA and/or our affiliates may earn investment management fees and other fees associated with these funds, as disclosed in the relevant fund's prospectus. DBTCA has entered into agreements with certain mutual funds, including proprietary mutual funds, or their agents, to provide certain shareholder sevices to these funds. DBTCA is paid a fee by the mutual funds for providing these shareholder services that, calculated on an annual basis, does not exceed 80 basis points per annum of the average daily balance of the amount of your investment in these funds.

All prices stated herein, with respect to any asset, have been obtained from third party sources. Asset and Industry classification has been obtained from Bloomberg and is provided solely for informational purposes.

This statement shall be deemed correct and final unless DBTCA is notified in writing by the Addressee to the contrary, within thirty (30) business days of the date of the statement.

Thermo BE-01
Bank Reconciliation
Construction Account
5/31/2011

Balance per Investment Statement		-
Deposits in Transit		-
Outstanding Transfers		-
Adjusted Investment Statement		-
Beginning Balance Per GL		-
Cash Receipts		
Transfer From Revenue Account	-	
Stopped payment on Enterprise Rent A Car	-	
Interest Income	-	
Total		-
Cash Disbursements		
Principal and Interest payment to Admin Account	-	
Transfer out	-	
Transfer to O&M Account	-	
Total		-
Balance per books		-

A Passion to Perform. Deutsche Bank

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 CONSTRUCTION ACCOUNT
Portfolio Number:	S28814.2
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Summary

Portfolio Market Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00
YTD Dividends :	$	0.10
YTD Interest :	$	0.00
YTD Capital Gains/Losses :	$	0.00

Portfolio Cost Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00

Cash Summary		
Beginning Balance	$	0.00
Closing Balance	$	0.00

For more information regarding your statement, please refer to the attached Disclosure Notice.

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 CONSTRUCTION ACCOUNT
Portfolio Number:	S28814.2
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Transaction Statement for the period of May 1, 2011 through May 31, 2011

Date	Transaction Description	Amount	Face/Par	Cap Gain/Loss	Price	Cash Balance	Fund Balance
05/01						$ 0.00	$ 0.00

Investment Positions as of May 31, 2011

Description	Original Units	Cost	Current Units	Market Price	Yield	Market value	Accured Income	Moody Rating / S & P Rating
Total Portfolio	0.00	$0.00	0.00			$0.00	$0.00	

For more information regarding your statement, please refer to the attached Disclosure Notice.

A Passion to Perform. Deutsche Bank

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 CONSTRUCTION ACCOUNT
Portfolio Number:	S28814.2
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Disclosure Notice:

Certain investments made for the Account(s) shown above may have been executed through Deutsche Bank Trust Company Americas (DBTCA), or an affiliate. Usual or customary charges may be included and retained by DBTCA, or an affiliate, as a part of the execution price. Trade confirmations are available upon customer request for no additional charge.

DBTCA provides a wide range of mutual fund investment options. The investment yield, fee structure, minimum investment amounts, as well as other important terms and conditions, vary from fund to fund. Please contact your Account Representative with any questions or to request a prospectus describing any of our mutual fund investment options.

If you are invested in a proprietary mutual fund, DBTCA and/or our affiliates may earn investment management fees and other fees associated with these funds, as disclosed in the relevant fund's prospectus. DBTCA has entered into agreements with certain mutual funds, including proprietary mutual funds, or their agents, to provide certain shareholder sevices to these funds. DBTCA is paid a fee by the mutual funds for providing these shareholder services that, calculated on an annual basis, does not exceed 80 basis points per annum of the average daily balance of the amount of your investment in these funds.

All prices stated herein, with respect to any asset, have been obtained from third party sources. Asset and Industry classification has been obtained from Bloomberg and is provided solely for informational purposes.

This statement shall be deemed correct and final unless DBTCA is notified in writing by the Addressee to the contrary, within thirty (30) business days of the date of the statement.

Thermo BE-01
Bank Reconciliation
Drilling Account
5/31/2011

Balance per Investment Statement		-
Deposits in Transit		-
Outstanding Transfers		-
Adjusted Investment Statement		-
Beginning Balance Per Books		-
Cash Receipts		
Refund from Sceismic Exhange for overpayment		
Interest Income		
Total		-
Cash Disbursements		
Transfer out	-	
Total		-
Balance per books		-

A Passion to Perform. Deutsche Bank

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 DRILLING ACCOUNT
Portfolio Number:	S28814.3
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Summary

Portfolio Market Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00
YTD Dividends :	$	0.00
YTD Interest :	$	0.00
YTD Capital Gains/Losses :	$	0.00

Portfolio Cost Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00

Cash Summary		
Beginning Balance	$	0.00
Closing Balance	$	0.00

For more information regarding your statement, please refer to the attached Disclosure Notice.

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 DRILLING ACCOUNT
Portfolio Number:	S28814.3
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Transaction Statement for the period of May 1, 2011 through May 31, 2011

Date	Transaction Description	Amount	Face/Par	Cap Gain/Loss	Price	Cash Balance	Fund Balance
05/01						$ 0.00	$ 0.00

Investment Positions as of May 31, 2011

Description	Original Units	Cost	Current Units	Market Price	Yield	Market value	Accrued Income	Moody Rating / S & P Rating
Total Portfolio	0.00	$0.00	0.00			$0.00	$0.00	

Vault Assets

Item	Securities Description	Units/Face Amount	Maturity/Expiration Date
1	3 Thermo No. 1 UCC's dated 9-3-2008	$3.00	09/03/2013

For more information regarding your statement, please refer to the attached Disclosure Notice.

A Passion to Perform. Deutsche Bank

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 DRILLING ACCOUNT
Portfolio Number:	S28814.3
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Disclosure Notice:

Certain investments made for the Account(s) shown above may have been executed through Deutsche Bank Trust Company Americas (DBTCA), or an affiliate. Usual or customary charges may be included and retained by DBTCA, or an affiliate, as a part of the execution price. Trade confirmations are available upon customer request for no additional charge.

DBTCA provides a wide range of mutual fund investment options. The investment yield, fee structure, minimum investment amounts, as well as other important terms and conditions, vary from fund to fund. Please contact your Account Representative with any questions or to request a prospectus describing any of our mutual fund investment options.

If you are invested in a proprietary mutual fund, DBTCA and/or our affiliates may earn investment management fees and other fees associated with these funds, as disclosed in the relevant fund's prospectus. DBTCA has entered into agreements with certain mutual funds, including proprietary mutual funds, or their agents, to provide certain shareholder sevices to these funds. DBTCA is paid a fee by the mutual funds for providing these shareholder services that, calculated on an annual basis, does not exceed 80 basis points per annum of the average daily balance of the amount of your investment in these funds.

All prices stated herein, with respect to any asset, have been obtained from third party sources. Asset and Industry classification has been obtained from Bloomberg and is provided solely for informational purposes.

This statement shall be deemed correct and final unless DBTCA is notified in writing by the Addressee to the contrary, within thirty (30) business days of the date of the statement.

Thermo BE-01
Bank Reconciliation
Administrative Account
5/31/2011

Balance per Investment Statement		-
Deposits in Transit		-
Outstanding Transfers		-
Adjusted Investment Statement		-
Beginning Balance Per Books		-
Cash Receipts		
Transfer from Construction Account	-	
	-	
Total		-
Cash Disbursements		
Q4 Interest payment to Prudential	-	
Q4 Principal payment to Prudential	-	
Total		-
Balance per books		-

A Passion to Perform. **Deutsche Bank**

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 ADMIN AGENT ACCOUNT
Portfolio Number:	S28814.1
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Summary

Portfolio Market Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00
YTD Dividends :	$	0.00
YTD Interest :	$	0.00
YTD Capital Gains/Losses :	$	0.00

Portfolio Cost Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00

Cash Summary		
Beginning Balance	$	0.00
Closing Balance	$	**0.00**

For more information regarding your statement, please refer to the attached Disclosure Notice.

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 ADMIN AGENT ACCOUNT
Portfolio Number:	S28814.1
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Transaction Statement for the period of May 1, 2011 through May 31, 2011

Date	Transaction Description	Amount	Face/Par	Cap Gain/Loss	Price	Cash Balance	Fund Balance
05/01						$ 0.00	$ 0.00

Investment Positions as of May 31, 2011

Description	Original Units	Cost	Current Units	Market Price	Yield	Market value	Accured Income	Moody Rating / S & P Rating
Total Portfolio	0.00	$0.00	0.00			$0.00	$0.00	

For more information regarding your statement, please refer to the attached Disclosure Notice.

A Passion to Perform. Deutsche Bank

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 ADMIN AGENT ACCOUNT
Portfolio Number:	S28814.1
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Disclosure Notice:

Certain investments made for the Account(s) shown above may have been executed through Deutsche Bank Trust Company Americas (DBTCA), or an affiliate. Usual or customary charges may be included and retained by DBTCA, or an affiliate, as a part of the execution price. Trade confirmations are available upon customer request for no additional charge.

DBTCA provides a wide range of mutual fund investment options. The investment yield, fee structure, minimum investment amounts, as well as other important terms and conditions, vary from fund to fund. Please contact your Account Representative with any questions or to request a prospectus describing any of our mutual fund investment options.

If you are invested in a proprietary mutual fund, DBTCA and/or our affiliates may earn investment management fees and other fees associated with these funds, as disclosed in the relevant fund's prospectus. DBTCA has entered into agreements with certain mutual funds, including proprietary mutual funds, or their agents, to provide certain shareholder sevices to these funds. DBTCA is paid a fee by the mutual funds for providing these shareholder services that, calculated on an annual basis, does not exceed 80 basis points per annum of the average daily balance of the amount of your investment in these funds.

All prices stated herein, with respect to any asset, have been obtained from third party sources. Asset and Industry classification has been obtained from Bloomberg and is provided solely for informational purposes.

This statement shall be deemed correct and final unless DBTCA is notified in writing by the Addressee to the contrary, within thirty (30) business days of the date of the statement.

Thermo BE-01
Bank Reconciliation
Development Account
5/31/2011

Balance per Investment Statement		-
Deposits in Transit		-
Outstanding Transfers		-
Adjusted Investment Statement		-
Beginning Balance Per Books		-
Cash Receipts		
Interest Income	-	
	-	
Total		-
Cash Disbursements	-	
Transfer to O&M Account	-	
Total		-
Balance per books		-

A Passion to Perform. **Deutsche Bank**

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 DEVELOPMENT ACCOUNT
Portfolio Number:	S28814.10
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

302 0035117 00 00001176 00028194

Summary

Portfolio Market Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00
YTD Dividends :	$	0.00
YTD Interest :	$	0.00
YTD Capital Gains/Losses :	$	0.00

Portfolio Cost Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00

Cash Summary		
Beginning Balance	$	0.00
Disbursements:		
Closing Balance	**$**	**0.00**

DBO0796P

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 DEVELOPMENT ACCOUNT
Portfolio Number:	S28814.10
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Transaction Statement for the period of May 1, 2011 through May 31, 2011

Date	Transaction Description	Amount	Face/Par	Cap Gain/Loss	Price	Cash Balance	Fund Balance
05/01						$ 0.00	$ 0.00

Investment Positions as of May 31, 2011

Description	Original Units	Cost	Current Units	Market Price	Yield	Market Value	Accrued Income	Moody Rating / S & P Rating
Total Portfolio	0.00	$0.00	0.00			$0.00	$0.00	

For more information regarding your statement, please refer to the attached Disclosure Notice.

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 DEVELOPMENT ACCOUNT
Portfolio Number:	S28814.10
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Transaction Statement for the period of May 1, 2011 through May 31, 2011

Date	Transaction Description	Amount	Face/Par	Cap Gain/Loss	Price	Cash Balance	Fund Balance
05/01						$ 0.00	$ 0.00

Investment Positions as of May 31, 2011

Description	Original Units	Cost	Current Units	Market Price	Yield	Market Value	Accrued Income	Moody Rating / S & P Rating
Total Portfolio	0.00	$0.00	0.00			$0.00	$0.00	

For more information regarding your statement, please refer to the attached Disclosure Notice.

A Passion to Perform. Deutsche Bank

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 DEVELOPMENT ACCOUNT
Portfolio Number:	S28814.10
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Disclosure Notice:

Certain investments made for the Account(s) shown above may have been executed through Deutsche Bank Trust Company Americas (DBTCA), or an affiliate. Usual or customary charges may be included and retained by DBTCA, or an affiliate, as a part of the execution price. Trade confirmations are available upon customer request for no additional charge.

DBTCA provides a wide range of mutual fund investment options. The investment yield, fee structure, minimum investment amounts, as well as other important terms and conditions, vary from fund to fund. Please contact your Account Representative with any questions or to request a prospectus describing any of our mutual fund investment options.

If you are invested in a proprietary mutual fund, DBTCA and/or our affiliates may earn investment management fees and other fees associated with these funds, as disclosed in the relevant fund's prospectus. DBTCA has entered into agreements with certain mutual funds, including proprietary mutual funds, or their agents, to provide certain shareholder sevices to these funds. DBTCA is paid a fee by the mutual funds for providing these shareholder services that, calculated on an annual basis, does not exceed 80 basis points per annum of the average daily balance of the amount of your investment in these funds.

All prices stated herein, with respect to any asset, have been obtained from third party sources. Asset and Industry classification has been obtained from Bloomberg and is provided solely for informational purposes.

This statement shall be deemed correct and final unless DBTCA is notified in writing by the Addressee to the contrary, within thirty (30) business days of the date of the statement.

Thermo BE-01
Bank Reconciliation
Revenue Account
5/31/2011

Balance per Investment Statement		-
Deposits in Transit		-
Outstanding Transfers		-
Adjusted Investment Statement		-
Beginning Balance Per Books		-
Cash Receipts		
March Revenue	379,670.37	
Misc adj.	-	
Interest Income	-	
Total		379,670.37
Cash Disbursements		
Transfer to Construction Account		
Transfer to O & M	379,670.37	
Total		379,670.37
Balance per books		-

A Passion to Perform.

Deutsche Bank

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 REVENUE ACCOUNT
Portfolio Number:	S28814.4
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Summary

Portfolio Market Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00
YTD Dividends :	$	0.00
YTD Interest :	$	0.00
YTD Capital Gains/Losses :	$	0.00

Portfolio Cost Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00

Cash Summary		
Beginning Balance	$	0.00
Receipts:		
Cash Receipts	$	379,670.37
Total Receipts	$	379,670.37

Disbursements:		
Transfers Out	$	379,670.37
Total Disbursements	$	(379,670.37)
Closing Balance	$	0.00

... ...ation regarding your statement, please refer to the attached Disclosure Notice.

DBC0735P

Account Name:	Thermo No. 1 BE-01 LLC
rtfolio Name:	THERMO NO 1 REVENUE ACCOUNT
Portfolio Number:	S28814.4
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Transaction Statement for the period of May 1, 2011 through May 31, 2011

DATE	Transaction Description	Cash	Face/Par	Cap Gain/Loss	Price	Cash Balance	Fund Balance
05/01						$ 0.00	$ 0.00
05/20	Auto Wire Receipt MONEY TRANSFER RECEIPT: REM=2011051600062376 OB I=SWIFT CODE: BKTRUS33FFC; PORT S28814,4QUEST TI ONS CALL (714) 765-5070BBI=BNF-CORPORATE TR Sending Bank: 121000248 WELLS FARGO BANK, NA FED 0520I1B7031R000592-05.20.2011 BANKREF M100320IFD052011 M100320IFD052011	$ 379,670.37	$ 0.00	$ 0.00	$ 0.00	$ 379,670.37	$ 0.00
05/23	Cash Transfer TRASNFER TO O&M ACCOUNT transferred to portfolio S28814.5	$ (379,670.37)	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00

Investment Positions as of May 31, 2011

Description	Original Units	Cost	Current Units	Market Price	Yield	Market value	Accured Income	Moody Rating / S & P Rating
Total Portfolio	0.00	$0.00	0.00			$0.00	$0.00	

For more information regarding your statement, please refer to the attached Disclosure Notice.

A Passion to Perform. Deutsche Bank

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 REVENUE ACCOUNT
Portfolio Number:	S28814.4
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Disclosure Notice:

Certain investments made for the Account(s) shown above may have been executed through Deutsche Bank Trust Company Americas (DBTCA), or an affiliate. Usual or customary charges may be included and retained by DBTCA, or an affiliate, as a part of the execution price. Trade confirmations are available upon customer request for no additional charge.

DBTCA provides a wide range of mutual fund investment options. The investment yield, fee structure, minimum investment amounts, as well as other important terms and conditions, vary from fund to fund. Please contact your Account Representative with any questions or to request a prospectus describing any of our mutual fund investment options.

If you are invested in a proprietary mutual fund, DBTCA and/or our affiliates may earn investment management fees and other fees associated with these funds, as disclosed in the relevant fund's prospectus. DBTCA has entered into agreements with certain mutual funds, including proprietary mutual funds, or their agents, to provide certain shareholder sevices to these funds. DBTCA is paid a fee by the mutual funds for providing these shareholder services that, calculated on an annual basis, does not exceed 80 basis points per annum of the average daily balance of the amount of your investment in these funds.

All prices stated herein, with respect to any asset, have been obtained from third party sources. Asset and Industry classification has been obtained from Bloomberg and is provided solely for informational purposes.

This statement shall be deemed correct and final unless DBTCA is notified in writing by the Addressee to the contrary, within thirty (30) business days of the date of the statement.

A Passion to Perform. **Deutsche Bank**

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 DEBT SERVICE ACCOUNT
Portfolio Number:	S28814.6
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Summary

Portfolio Market Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00
YTD Dividends :	$	0.00
YTD Interest :	$	0.00
YTD Capital Gains/Losses :	$	0.00

Portfolio Cost Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00

Cash Summary		
Beginning Balance	$	0.00
Disbursements:		
Closing Balance	$	0.00

For more information regarding your statement, please refer to the attached Disclosure Notice.

Account Name:	Thermo No. 1 BE-01 LLC
folio Name:	THERMO NO 1 DEBT SERVICE ACCOUNT
Portfolio Number:	S28814.6
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

30E 0035117 00 0000117·6 00028:E3

Transaction Statement for the period of May 1, 2011 through May 31, 2011

Date	Transaction Description	Amount	Face/Par	Cap Gain/Loss	Price	Cash Balance	Fund Balance
05/01						$ 0.00	$ 0.00

Investment Positions as of May 31, 2011

Description	Original Units	Cost	Current Units	Market Price	Yield	Market Value	Accrued Income	Moody Rating / S & P Rating
Total Portfolio	0.00	$0.00	0.00			$0.00	$0.00	

For more information regarding your statement, please refer to the attached Disclosure Notice.

A Passion to Perform. **Deutsche Bank**

Account Name:	Thermo No. 1 BE-01 LLC
ortfolio Name:	THERMO NO 1 DEBT SERVICE ACCOUNT
Portfolio Number:	S28814.6
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Disclosure Notice:

Certain investments made for the Account(s) shown above may have been executed through Deutsche Bank Trust Company Americas (DBTCA), or an affiliate. Usual or customary charges may be included and retained by DBTCA, or an affiliate, as a part of the execution price. Trade confirmations are available upon customer request for no additional charge.

DBTCA provides a wide range of mutual fund investment options. The investment yield, fee structure, minimum investment amounts, as well as other important terms and conditions, vary from fund to fund. Please contact your Account Representative with any questions or to request a prospectus describing any of our mutual fund investment options.

If you are invested in a proprietary mutual fund, DBTCA and/or our affiliates may earn investment management fees and other fees associated with these funds, as disclosed in the relevant fund's prospectus. DBTCA has entered into agreements with certain mutual funds, including proprietary mutual funds, or their agents, to provide certain shareholder sevices to these funds. DBTCA is paid a fee by the mutual funds for providing these shareholder services that, calculated on an annual basis, does not exceed 80 basis points per annum of the average daily balance of the amount of your investment in these funds.

All prices stated herein, with respect to any asset, have been obtained from third party sources. Asset and Industry classification has been obtained from Bloomberg and is provided solely for informational purposes.

This statement shall be deemed correct and final unless DBTCA is notified in writing by the Addressee to the contrary, within thirty (30) business days of the date of the statement.

A Passion to Perform. **Deutsche Bank**

Account Name:	Thermo No. 1 BE-01 LLC
ortfolio Name:	THERMO NO 1 DEBT SERVICE RESERVE ACCO'
Portfolio Number:	S28814.7
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Summary

Portfolio Market Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00
YTD Dividends :	$	0.00
YTD Interest :	$	0.00
YTD Capital Gains/Losses :	$	0.00

Portfolio Cost Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00

Cash Summary		
Beginning Balance	$	0.00

Disbursements:		
Closing Balance	$	0.00

For more information regarding your statement, please refer to the attached Disclosure Notice.

Account Name:	Thermo No. 1 BE-01 LLC
tfolio Name:	THERMO NO 1 DEBT SERVICE RESERVE ACCOU
Portfolio Number:	S28814.7
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Transaction Statement for the period of May 1, 2011 through May 31, 2011

Date	Transaction Description	Amount	Face/Par	Cap Gain/Loss	Price	Cash Balance	Fund Balance
05/01		-				$ 0.00	$ 0.00

Investment Positions as of May 31, 2011

Description	Original Units	Cost	Current Units	Market Price	Yield	Market Value	Accrued Income	Moody Rating / S & P Rating
Total Portfolio	0.00	$0.00	0.00			$0.00	$0.00	

For more information regarding your statement, please refer to the attached Disclosure Notice.

A Passion to Perform. Deutsche Bank

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 DEBT SERVICE RESERVE ACCO
Portfolio Number:	S28814.7
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Disclosure Notice:

Certain investments made for the Account(s) shown above may have been executed through Deutsche Bank Trust Company Americas (DBTCA), or an affiliate. Usual or customary charges may be included and retained by DBTCA, or an affiliate, as a part of the execution price. Trade confirmations are available upon customer request for no additional charge.

DBTCA provides a wide range of mutual fund investment options. The investment yield, fee structure, minimum investment amounts, as well as other important terms and conditions, vary from fund to fund. Please contact your Account Representative with any questions or to request a prospectus describing any of our mutual fund investment options.

If you are invested in a proprietary mutual fund, DBTCA and/or our affiliates may earn investment management fees and other fees associated with these funds, as disclosed in the relevant fund's prospectus. DBTCA has entered into agreements with certain mutual funds, including proprietary mutual funds, or their agents, to provide certain shareholder sevices to these funds. DBTCA is paid a fee by the mutual funds for providing these shareholder services that, calculated on an annual basis, does not exceed 80 basis points per annum of the average daily balance of the amount of your investment in these funds.

All prices stated herein, with respect to any asset, have been obtained from third party sources. Asset and Industry classification has been obtained from Bloomberg and is provided solely for informational purposes.

This statement shall be deemed correct and final unless DBTCA is notified in writing by the Addressee to the contrary, within thirty (30) business days of the date of the statement.

A Passion to Perform. **Deutsche Bank**

Account Name:	Thermo No. 1 BE-01 LLC
'ortfolio Name:	THERMO NO 1 MAINTENANCE RESERVE ACCO
Portfolio Number:	S28814.8
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Summary

Portfolio Market Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00
YTD Dividends :	$	0.00
YTD Interest :	$	0.00
YTD Capital Gains/Losses :	$	0.00

Portfolio Cost Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00

Cash Summary		
Beginning Balance	$	0.00
Disbursements:		
Closing Balance	$	0.00

Account Name:	Thermo No. 1 BE-01 LLC
tfolio Name:	THERMO NO 1 MAINTENANCE RESERVE ACCOUN
Portfolio Number:	S28814.8
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Transaction Statement for the period of May 1, 2011 through May 31, 2011

Date	Transaction Description	Amount	Face/Par	Cap Gain/Loss	Price	Cash Balance	Fund Balance
05/01						$ 0.00	$ 0.00

Investment Positions as of May 31, 2011

Description	Original Units	Cost	Current Units	Market Price	Yield	Market Value	Accrued Income	Moody Rating / S & P Rating
Total Portfolio	**0.00**	**$0.00**	**0.00**			**$0.00**	**$0.00**	

For more information regarding your statement, please refer to the attached Disclosure Notice.

A Passion to Perform. **Deutsche Bank**

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 MAINTENANCE RESERVE ACCO
Portfolio Number:	S28814.8
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Disclosure Notice:

Certain investments made for the Account(s) shown above may have been executed through Deutsche Bank Trust Company Americas (DBTCA), or an affiliate. Usual or customary charges may be included and retained by DBTCA, or an affiliate, as a part of the execution price. Trade confirmations are available upon customer request for no additional charge.

DBTCA provides a wide range of mutual fund investment options. The investment yield, fee structure, minimum investment amounts, as well as other important terms and conditions, vary from fund to fund. Please contact your Account Representative with any questions or to request a prospectus describing any of our mutual fund investment options.

If you are invested in a proprietary mutual fund, DBTCA and/or our affiliates may earn investment management fees and other fees associated with these funds, as disclosed in the relevant fund's prospectus. DBTCA has entered into agreements with certain mutual funds, including proprietary mutual funds, or their agents, to provide certain shareholder sevices to these funds. DBTCA is paid a fee by the mutual funds for providing these shareholder services that, calculated on an annual basis, does not exceed 80 basis points per annum of the average daily balance of the amount of your investment in these funds.

All prices stated herein, with respect to any asset, have been obtained from third party sources. Asset and Industry classification has been obtained from Bloomberg and is provided solely for informational purposes.

This statement shall be deemed correct and final unless DBTCA is notified in writing by the Addressee to the contrary, within thirty (30) business days of the date of the statement.

A Passion to Perform. **Deutsche Bank**

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 OCT SUSPENSION ACCOUNT
Portfolio Number:	S28814.9
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Summary

Portfolio Market Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00
YTD Dividends :	$	0.00
YTD Interest :	$	0.00
YTD Capital Gains/Losses :	$	0.00

Portfolio Cost Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00

Cash Summary		
Beginning Balance	$	0.00
Disbursements:		
Closing Balance	$	0.00

For more information regarding your statement, please refer to the attached Disclosure Notice.

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 OCT SUSPENSION ACCOUNT
Portfolio Number:	S28814.9
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Transaction Statement for the period of May 1, 2011 through May 31, 2011

Date	Transaction Description	Amount	Face/Par	Cap Gain/Loss	Price	Cash Balance	Fund Balance
05/01						$ 0.00	$ 0.00

Investment Positions as of May 31, 2011

Description	Original Units	Cost	Current Units	Market Price	Yield	Market Value	Accrued Income	Moody Rating / S & P Rating
Total Portfolio	0.00	$0.00	0.00			$0.00	$0.00	

For more information regarding your statement, please refer to the attached Disclosure Notice.

A Passion to Perform. Deutsche Bank

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 OCT SUSPENSION ACCOUNT
Portfolio Number:	S28814.9
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Disclosure Notice:

Certain investments made for the Account(s) shown above may have been executed through Deutsche Bank Trust Company Americas (DBTCA), or an affiliate. Usual or customary charges may be included and retained by DBTCA, or an affiliate, as a part of the execution price. Trade confirmations are available upon customer request for no additional charge.

DBTCA provides a wide range of mutual fund investment options. The investment yield, fee structure, minimum investment amounts, as well as other important terms and conditions, vary from fund to fund. Please contact your Account Representative with any questions or to request a prospectus describing any of our mutual fund investment options.

If you are invested in a proprietary mutual fund, DBTCA and/or our affiliates may earn investment management fees and other fees associated with these funds, as disclosed in the relevant fund's prospectus. DBTCA has entered into agreements with certain mutual funds, including proprietary mutual funds, or their agents, to provide certain shareholder sevices to these funds. DBTCA is paid a fee by the mutual funds for providing these shareholder services that, calculated on an annual basis, does not exceed 80 basis points per annum of the average daily balance of the amount of your investment in these funds.

All prices stated herein, with respect to any asset, have been obtained from third party sources. Asset and Industry classification has been obtained from Bloomberg and is provided solely for informational purposes.

This statement shall be deemed correct and final unless DBTCA is notified in writing by the Addressee to the contrary, within thirty (30) business days of the date of the statement.

A Passion to Perform. **Deutsche Bank**

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 LOSS PROCEEDS ACCOUNT
Portfolio Number:	S28814.11
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Summary

Portfolio Market Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00
YTD Dividends :	$	0.00
YTD Interest :	$	0.00
YTD Capital Gains/Losses :	$	0.00

Portfolio Cost Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00

Cash Summary		
Beginning Balance	$	0.00
Disbursements:		
Closing Balance	$	0.00

For more information regarding your statement, please refer to the attached Disclosure Notice.

...ount Name:	Thermo No. 1 BE-01 LLC
...folio Name:	THERMO NO 1 LOSS PROCEEDS ACCOUNT
Portfolio Number:	S28814.11
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Transaction Statement for the period of May 1, 2011 through May 31, 2011

Date	Transaction Description	Amount	Face/Par	Cap Gain/Loss	Price	Cash Balance	Fund Balance
05/01						$ 0.00	$ 0.00

Investment Positions as of May 31, 2011

Description	Original Units	Cost	Current Units	Market Price	Yield	Market Value	Accrued Income	Moody Rating / S & P Rating
Total Portfolio	0.00	$0.00	0.00			$0.00	$0.00	

For more information regarding your statement, please refer to the attached Disclosure Notice.

A Passion to Perform. Deutsche Bank

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 LOSS PROCEEDS ACCOUNT
Portfolio Number:	S28814.11
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Disclosure Notice:

Certain investments made for the Account(s) shown above may have been executed through Deutsche Bank Trust Company Americas (DBTCA), or an affiliate. Usual or customary charges may be included and retained by DBTCA, or an affiliate, as a part of the execution price. Trade confirmations are available upon customer request for no additional charge.

DBTCA provides a wide range of mutual fund investment options. The investment yield, fee structure, minimum investment amounts, as well as other important terms and conditions, vary from fund to fund. Please contact your Account Representative with any questions or to request a prospectus describing any of our mutual fund investment options.

If you are invested in a proprietary mutual fund, DBTCA and/or our affiliates may earn investment management fees and other fees associated with these funds, as disclosed in the relevant fund's prospectus. DBTCA has entered into agreements with certain mutual funds, including proprietary mutual funds, or their agents, to provide certain shareholder sevices to these funds. DBTCA is paid a fee by the mutual funds for providing these shareholder services that, calculated on an annual basis, does not exceed 80 basis points per annum of the average daily balance of the amount of your investment in these funds.

All prices stated herein, with respect to any asset, have been obtained from third party sources. Asset and Industry classification has been obtained from Bloomberg and is provided solely for informational purposes.

This statement shall be deemed correct and final unless DBTCA is notified in writing by the Addressee to the contrary, within thirty (30) business days of the date of the statement.

A Passion to Perform. **Deutsche Bank**

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 DISTRIBUTION ACCOUNT
Portfolio Number:	S28814.12
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Summary

Portfolio Market Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00
YTD Dividends :	$	0.00
YTD Interest :	$	0.00
YTD Capital Gains/Losses :	$	0.00

Portfolio Cost Value Summary as of 05/31/11		
Total Portfolio Value	$	0.00

Cash Summary		
Beginning Balance	$	0.00
Disbursements:		
Closing Balance	$	0.00

For more information regarding your statement, please refer to the attached Disclosure Notice.

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 DISTRIBUTION ACCOUNT
Portfolio Number:	S28814.12
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Transaction Statement for the period of May 1, 2011 through May 31, 2011

Date	Transaction Description	Amount	Face/Par	Cap Gain/Loss	Price	Cash Balance	Fund Balance
05/01						$ 0.00	$ 0.00

Investment Positions as of May 31, 2011

Description	Original Units	Cost	Current Units	Market Price	Yield	Market Value	Accrued Income	Moody Rating / S & P Rating
Total Portfolio	0.00	$0.00	0.00			$0.00	$0.00	

For more information regarding your statement, please refer to the attached Disclosure Notice.

302 0035117 00 0000[illegible] 00[illegible]8201

A Passion to Perform. **Deutsche Bank**

Account Name:	Thermo No. 1 BE-01 LLC
Portfolio Name:	THERMO NO 1 DISTRIBUTION ACCOUNT
Portfolio Number:	S28814.12
Statement Period:	May 1, 2011 - May 31, 2011
Account Administrator:	ELIZABETH BALDYGA (1(201)593-2967)
Account Manager:	ESTELLE LAWRENCE (1(201)593-2966)
Team Leader:	JANET ROBINSON (212-250-7453)

Disclosure Notice:

Certain investments made for the Account(s) shown above may have been executed through Deutsche Bank Trust Company Americas (DBTCA), or an affiliate. Usual or customary charges may be included and retained by DBTCA, or an affiliate, as a part of the execution price. Trade confirmations are available upon customer request for no additional charge.

DBTCA provides a wide range of mutual fund investment options. The investment yield, fee structure, minimum investment amounts, as well as other important terms and conditions, vary from fund to fund. Please contact your Account Representative with any questions or to request a prospectus describing any of our mutual fund investment options.

If you are invested in a proprietary mutual fund, DBTCA and/or our affiliates may earn investment management fees and other fees associated with these funds, as disclosed in the relevant fund's prospectus. DBTCA has entered into agreements with certain mutual funds, including proprietary mutual funds, or their agents, to provide certain shareholder sevices to these funds. DBTCA is paid a fee by the mutual funds for providing these shareholder services that, calculated on an annual basis, does not exceed 80 basis points per annum of the average daily balance of the amount of your investment in these funds.

All prices stated herein, with respect to any asset, have been obtained from third party sources. Asset and Industry classification has been obtained from Bloomberg and is provided solely for informational purposes.

This statement shall be deemed correct and final unless DBTCA is notified in writing by the Addressee to the contrary, within thirty (30) business days of the date of the statement.

BANK RECONCILIATIONS INCLUDING BANK STATEMENTS AND CASH DISBURSEMENTS JOURNALS
FOR INTERMOUNTAIN RENEWABLE

ZIONS BANK

P.O. Box 30709, Salt Lake City, UT 84130-0709

This Statement: May 31, 2011
Last Statement: April 29, 2011

Primary Account 041555558

0038474

INTERMOUNTAIN RENEWABLE POWER LLC
JOHN T PERRY
NICHOLAS GOODMAN
SCOTT R RHEES
5152 EDGEWOOD DR STE 200
PROVO UT 84604-5686

For 24-hour account information, please contact:

1-800-789-BANK (2265)

Orem/wasatch Office
1220 South 800 East
Orem, UT 84097-7233

WE HAVEN'T FORGOTTEN WHO KEEPS US IN BUSINESS. ®

SUMMARY OF ACCOUNT BALANCE

Account Type	Account Number	Checking/Savings Ending Balance	Outstanding Balances Owed
Business Money Market Account	041555558	$1,003.70	

BUSINESS MONEY MARKET ACCOUNT 041555558

Previous Balance	Deposits/Credits	Charges/Debits	Checks Processed	Ending Balance
1,003.57	0.13	0.00	0.00	1,003.70

1 DEPOSIT/CREDIT

Date	Amount	Description
05/31	0.13	INTEREST PAYMENT 0000100357

0 CHARGES/DEBITS

There were no transactions this period.

0 CHECKS PROCESSED

There were no transactions this period

AGGREGATE OVERDRAFT AND RETURNED ITEM FEES

	Total for This Period	Total Year-to-Date
Total Overdraft Fees	$0.00	$0.00
Total Returned Item Fees	$0.00	$0.00

DAILY BALANCES

Date	Balance
05/31	1,003.70

INTEREST

Interest Earned This Interest Period	$0.13	Number Of Days This Interest Period	3
Interest Paid Year-To-Date 2011	$5.43	Annual Percentage Yield Earned	0.150

Current interest rate is 0.150% with no rate change this interest period

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: May 2011

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
Americal Legal Claim Services		$3,263.75	Raser Operating Company, Inc	18397	5/25/2011	$3,263.75	$0.00	$3,263.75	$0.00

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: May 2011

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$ 380,055.96	$
Less: Returns and Allowances		
Net Revenue	$ 380,055.96	$
COST OF GOODS SOLD		
Direct Costs	$ 440,558.58	
Gross Profit	$ (60,502.62)	
OPERATING EXPENSES		
Labor Costs	$ 202,829.66	
Outside Services	$ 43,174.14	
Property Costs	$ 74,017.00	
Travel and Entertainment	$ 15,748.84	
Occupancy Costs	$ 20,867.23	
Insurance Costs	$ 24,608.56	
Taxes	$ 2,625.00	
Total Operating Expenses Before Depreciation	$ 383,870.43	
Depreciation/Depletion/Amortization	$ 29,203.82	
Net Profit (Loss) Before Other Income & Expenses	$ (473,576.87)	
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)		
Interest Expense	$ (364,462.37)	
Other Expense (attach schedule)	$ -	
Net Profit (Loss) Before Reorganization Items	$ (838,039.24)	
REORGANIZATION ITEMS		
Professional Fees	$ (630,357.41)	
U. S. Trustee Quarterly Fees		
Interest Earned	$ 6,195.06	
Gain (Loss) from Sale of Equipment	$ -	
Other Reorganization Expenses (attach schedule)	$ -	
Total Reorganization Expenses	$ (624,162.35)	
Income Taxes	$ -	
Net Profit (Loss)	$ (1,462,201.59)	$

Note to Statement of Operations

Our geothermal property, plant and equipment is held for sale. Accordingly, we ceased to depreciate our Thermo No. 1 plant no depreciation expense has been recognized relating to that asset during 2011. Wellfield in progress and construction in progress are not amortized until the related geothermal power plant is placed in service.

As a result of filing for reorganization under chapter 11 of the Bankruptcy Code, beginning May 1, 2011, we no longer record interest expense relating to pre-petition loans. However, we continue to amortize certain deferred finance fees as interest expense.

**"Insider" is defined in 11 U.S.C. Section 101(31).

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: May 2011

BALANCE SHEETS

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	May		April	
Cash (Unrestricted)	$	334,901	$	153,172
Cash (Restricted)	$	127,743	$	132,994
Accounts Receivable (Net)	$	463,301	$	459,421
Other (Attach List)	$	1,883,869	$	1,729,604
Total Current Assets	$	2,809,814	$	2,475,191
Property, Plant & Equipment				
Equity method investment in VIA Motors, Inc.	$	1,964,078	$	1,964,078
Land	$	1,811,063	$	1,811,063
Geothermal property, plant and equipment, net (held for sale)	$	14,613,345	$	14,613,345
Power project leases and prepaid delay rentals	$	6,698,102	$	6,698,102
Geothermal well field development-in-progress	$	3,063,853	$	3,034,432
Power project construction-in-progress	$	5,964,390	$	5,958,249
Intangibles, net	$	1,114,155	$	1,115,063
Equipment, net	$	314,082	$	323,062
Deferred financing costs, net	$	349,465	$	228,818
Other (Attach List)	$	1,519,723	$	1,646,295
Total Assets	$	40,222,070	$	39,867,698
Liabilities Not Subject to Compromise (Postpetition Liabilities)				
Accounts payable and accrued liabilities	$	1,356,151	$	-
Secured Initial DIP Loan	$	834,651	$	-
Asset retirement obligation	$	3,193,042	$	3,173,896
Warrant Liabilities	$	14,229	$	14,229
Total Postpetition Liabilities	$	5,398,074	$	3,188,125
Liabilities Subject to Compromise (Pre-petition Liabilities)				
Secured Debt - Per Plan	$	15,895,368	$	15,895,368
Priority Debt - Per Plan	$	1,705,614	$	1,734,114
Unsecured Debt - Per Plan	$	91,739,303	$	92,192,325
Total Pre-petition Liabilities	$	109,340,285	$	109,821,807
Total Liabilities	$	114,738,359	$	113,009,932
Equity				
Common Stock	$	1,170,832	$	1,170,832
Additional Paid in Capital	$	156,430,132	$	156,341,985
Retained Earnings (Deficit) Pre-Petition	$	(230,655,051)	$	(230,655,051)
Retained Earnings (Deficit) Post-Petition	$	(1,462,202)		
Total Equity (Deficit)	$	(74,516,289)	$	(73,142,234)
Total Liabilities & Owners' Equity	$	40,222,070	$	39,867,698

Other Current Assets				
Contingent consideration from VIA Motors, Inc.	$	639,000	$	639,000
Deferred Transaction Costs	$	322,201	$	322,201
Prepaids and Deposits	$	980,667	$	768,403
Total	$	1,941,868	$	1,729,604

Other Assets				
Prepaids and Deposits	$	1,258,116	$	1,384,688
Deferred Transaction Costs	$	16,663	$	16,663
Drilling Bonds	$	344,944	$	244,944
Total	$	1,519,723	$	1,646,295

Note to Balance Sheets

Although the balance sheets for the months ended April 30, 2011 (pre-petition period) and May 31, 2011 (post-petition period) have been prepared on an accrual basis, we have not adjusted our geothermal property, plant and equipment (held for sale) and our warrants liabilities for changes in fair value since December 31, 2010.

Our geothermal property, plant and equipment is held for sale. Accordingly, we ceased to depreciate our Thermo No. 1 plant no depreciation expense has been recognized relating to that asset during 2011. Wellfield in progress and construction in progress are not amortized until the related geothermal power plant is placed in service.

We have been unable to obtain financial results relating to our equity method investment in VIA Motors, Inc. Accordingly, we have not recorded changes to our equity method investment since December 31, 2010. Additionally, we have not been able to properly update the fair value of our contingent consideration from VIA Motors, Inc. since December 31, 2010.

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: May 2011

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date(s) Paid	Check No. or EFT	Ending Tax Liability
Federal						
Withholding		$20,338	$20,338	5/10/2011	EFT	$0
Withholding		$11,529	$11,529	5/25/2011	EFT	$0
FICA-Employee		$6,510	$6,510	5/10/2011	EFT	$0
FICA-Employee		$4,497	$4,497	5/25/2011	EFT	$0
FICA-Employer		$8,724	$8,724	5/10/2011	EFT	$0
FICA-Employer		$5,973	$5,973	5/25/2011	EFT	$0
Unemployment		$18	$18	5/10/2011	EFT	$0
Income						$0
Other:						$0
Total Federal Taxes		$57,589	$57,589			$0
State and Local						
Withholding		$4,355	$4,355	5/10/2011	EFT	$0
Withholding		$5,868	$5,868	5/25/2011	EFT	$0
Sales & Use		$1,454	$0			$1,454
Excise						$0
Unemployment		$438	$438	5/10/2011	EFT	$0
Unemployment		$610	$610	5/25/2011	EFT	$0
Real Property						$0
Personal Property						$0
Other:						$0
Total State and Local		$12,725	$11,271			$1,454
Total Taxes		$70,313.87	$68,860.20			$1,454

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$1,356,151					$1,356,151
Secured Debt/Adequate Protection Payments	$834,651					$834,651
Total Postpetition Debts	$2,190,802					$2,190,802

Explain how and when the Debtor intends to pay any past-due postpetition debts.
Debtors intend to pay operating debts from proceeds from DIP Financing. Secured DIP Financing to be paid or credit bid at confirmation

*"Insider" is defined in 11 U.S.C. Section 101(31).

Proof of Payroll Tax Payment

Internal Revenue Service
United States Department of the Treasury

This Product Contains Sensitive Taxpayer Data

Request Date: 06-23-2011
Response Date: 06-23-2011
Tracking Number: 100102694045

Account Transcript

FORM NUMBER: 941 TAX PERIOD: Jun. 30, 2011

TAXPAYER IDENTIFICATION NUMBER: 71-0952621

RASER TECHNOLOGIES INC
5152 EDGEWOOD DR STE 375
PROVO, UT 84604-5596-751

--- ANY MINUS SIGN SHOWN BELOW SIGNIFIES A CREDIT AMOUNT ---

ACCOUNT BALANCE: -$111,477.42
ACCRUED INTEREST: $0.00 AS OF: Jun. 27, 2011
ACCRUED PENALTY: $0.00 AS OF:

ACCOUNT BALANCE PLUS ACCRUALS
(THIS IS NOT A PAYOFF AMOUNT): -$111,477.42

** INFORMATION FROM THE RETURN OR AS ADJUSTED **

TAX PER TAXPAYER: 0.00

RETURN NOT PRESENT FOR THIS ACCOUNT

TRANSACTIONS

CODE	EXPLANATION OF TRANSACTION	CYCLE	DATE	AMOUNT
	No tax return filed			
650	Federal tax deposit		04-20-2011	-$27,150.30
650	Federal tax deposit		05-04-2011	-$26,756.34
650	Federal tax deposit		05-18-2011	-$35,571.94
650	Federal tax deposit		06-03-2011	-$21,998.84

This Product Contains Sensitive Taxpayer Data

Tax Return Filed in May 2011

Thank you for using TAP.

Your payment for $744.15 has been submitted. Your confirmation number is **0-190-923-776**.

Please print this screen for your records.

R2

If you have questions, please contact:

- TAP Help: TAPSupport@utah.gov or 801-297-3996
- Business or Income Tax: Taxmaster@utah.gov or 801-297-2200 (800-662-4335)
- IFTA, IRP and SFU: MCTAP@utah.gov or 801-297-6800 (888-251-9555)

April

5/31

62001

[redacted]

9999

"0100000076"

Utah tax rates, forms & pubs

tax.utah.gov

Utah State Tax Commission
210 N 1950 W • Salt Lake City, UT 84134-0400

Sales and Use Tax Return

Multiple Places of Business

TC-62M
Rev. 12/09

Acct. #: 12142817 002 STC

A Period: 04012011 04302011
FROM (mmddyyyy) TO (mmddyyyy)

Return Due Date: 05312011
(mmddyyyy)

RASER TECHNOLOGIES INC
RASER TECHNOLOGIES INC
5152 EDGEWOOD DR STE 375
PROVO UT 84604-5596

456817 Use this PIN to register at taxexpress.utah.gov

_____ Check here if this is an AMENDED return. Enter the correct TAX PERIOD (above) being amended.

_____ Check here to STOP receiving PAPER FORMS.

_____ Check here to close your account.

THIS RETURN MUST BE FILED, EVEN IF NO TAX IS DUE.

1. Total sales of goods and services	● 1	.0
2. Exempt sales included in line 1	● 2	.0
3. Taxable sales (line 1 minus line 2)	3	.0
4. Goods purchased tax free and used by you	● 4	12,565.21
5. Total taxable amounts (line 3 plus line 4)	5	12,565.21
6. Adjustments (attach explanation showing figures)	● 6	.0
7. Net taxable sales and purchases (line 5 plus or minus line 6)	● 7	12,565.21
8. Tax calculation		
a. Non-food and prepared food sales tax (enter total tax from Schedules A, J & X)	● 8a	754.03
b. Grocery food sales, not including prepared food (enter total tax from Schedules AG & JG) N/A	● 8b	.0
9. Total tax (line 8a plus line 8b)	● 9	754.03
10. Residential fuels included in line 7 $_______ x 0.027	● 10	.0
11. Total state and local taxes due (line 9 minus line 10)	● 11	754.03
12. Seller discount, for monthly filers only (line 11 x 0.0131)	12	(9.88)
13. **Additional** grocery food seller discount, for monthly filers only (line 8b x 0.0127) N/A	13	.0
14. NET TAX DUE (line 11 minus line 12, minus line 13)	● 14	744.15

☐ Check here if payment is made by electronic funds transfer for TAX TYPE CODE 0400.

I declare under the penalties provided by law that, to the best of my knowledge, this is a true and correct return.

[signature]
Authorized Signature _____ Date _____ Telephone _____ ● _____ USTC use only

Return the original form; make a copy for your records.

62011

0200000076

Utah State Tax Commission
210 N 1950 W • Salt Lake City, UT 84134 • tax.utah.gov

TC-62M Schedule A

Sales of NON-FOOD and PREPARED FOOD from Fixed Utah Locations

Bus. Name: RASER TECHNOLOGIES INC

Acct #: 12142817 002 STC

Tax Period: Apr 2011

1. Business Location	• 2. Outlet #	• 3. Net Taxable Sales & Purchases (including prepared food)	4. Tax Rate	• 5. Non-food Sales and Use Tax (col. 3 x col. 4)
RASER TECHNOLOGIES INC STE 375 5152 N EDGEWOOD DR PROVO	001 25090	800.00	.0675	54.00
THERMO NO 1 BE 01 LLC 7966 W SOUTHSIDE RD MILFORD	002 01008	11,765.21	.0595	700.03
TC-62A TOTALS:		• 12,565.21		• 754.03

(Enter tax on form TC-62M, line 8a)

In re Raser Technologies, Inc., et al
Debtor

Case No. 11-11315 (KJC) Jointly Administered
Reporting Period: May 2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$ 459,421
+ Amounts billed during the period	$ 385,985
- Amounts collected during the period	$ (382,104)
Total Accounts Receivable at the end of the reporting period	$ 463,302
Accounts Receivable Aging	**Amount**
0 - 30 days old	$ 454,551
31 - 60 days old	
61 - 90 days old	
91+ days old	$ 8,751
Total Accounts Receivable	$ 463,302
Amount considered uncollectible (Bad Debt)	$ -
Accounts Receivable (Net)	$ 463,302

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X